                                  Exhibit 99.2



                               December 29, 1995


Francis D.R. Coleman, Esq.
7132 Gillis Road
Victor, New York 14564

Dear Mr. Coleman:

          Upon your acceptance of the terms and conditions set forth in this Release and Settlement Agreement ("Agreement"), ACC Corp. ("ACC") will provide you with the specified consideration. For purposes of this Agreement, "ACC" shall also mean and include any subsidiary or affiliate of ACC Corp.

          Your signing of this Agreement is an acknowledgment that pursuant to this Agreement, you have received, or will receive, benefits from ACC to which you were not otherwise entitled, the receipt and sufficiency of which you acknowledge by signing this Agreement. This Agreement is intended to settle fully and finally all claims, controversies, disputes and other matters between you and ACC, its officers, directors, employees and agents.

          Effective as of December 21, 1995, your employment with ACC ended. You will thereafter no longer be authorized to act on behalf of ACC or to incur any expenses or obligations in the name of ACC. As of December 21, 1995, no other payment will be due to you from ACC, except as expressly provided for in this Agreement.

1.      SEVERANCE PACKAGE:
        ------------------

        (a)  SALARY:
             -------

          In consideration of your release, your covenants and the other terms of this Agreement, ACC will, upon the effective date of this Agreement, pay you the sum of $165,000, representing one year's salary of $130,000 plus an additional sum of $35,000. ACC will pay $9,500 of the foregoing amount into your account under ACC's 401(k) Plan. The balance will be paid directly to you.

          This payment is and shall be treated as severance pay, and shall be paid in the same manner and in the same amounts as the salary that you received for the year immediately preceding the termination of your employment. ACC shall withhold from your severance pay federal, state, local and FICA taxes. No taxes, except FICA, will be withheld with respect to the $9,500 contributed to your 401(k) account. This severance pay includes all your accrued vacation pay.

     (b)  BENEFITS:
          ---------

             ACC will make an additional contribution to your 401(k) account in the amount of $3,900 (3% of your total base salary of $130,000).

             In lieu of your health/dental insurance, cellular telephone allowance, long distance allowance, officer reimbursement allowance and all other employee benefits of any nature, including disability insurance, ACC shall pay to you the sum of $13,800. Said payment shall be reported to the applicable taxing authorities as compensation to the same extent as it had been previously (with $6,100 being the total cost for one year of COBRA coverage equivalent to the health/dental coverage you now have, $2,400 cellular telephone allowance, $300 long distance allowance and $5,000 officer reimbursement allowance and compensation for disability insurance premiums).

     (c)  SUPPLEMENTARY BENEFITS:
          -----------------------

          In addition to the foregoing benefits set forth in subparagraph (b) above, you will be entitled to the following benefits without regard to any new employment you may obtain:

          i. Outplacement Allowance of $15,000, payable upon the effective date of this Agreement
          ii. Annual incentive plan - 1995 - $52,000.00 payable upon the effective date of this Agreement

          iii. Transfer of Company Car (Volvo) - Prior to 12/27/96, the
               Company will buy out the existing lease and purchase the 1995 Volvo company car for you. Until such time as that buy-out is accomplished, ACC will continue to pay the lease, insurance and service payments in place at this time. The decision as to when prior to 12/27/96 the buy-out will be accomplished shall rest exclusively with ACC

          iv. Accelerated vesting of all current unvested stock options that would otherwise have vested through 1/3/97. These options will vest as of the effective date of this Agreement and you may exercise them at any time through March 31, 1996. (See attached Schedule "A.")

     (d)  ENTIRE PACKAGE:
          ---------------

             You acknowledge and represent that you have received or will receive pursuant to this Agreement all compensation, both monetary and
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                                     - 3 -

          non-monetary, including but not limited to wages, bonuses, benefits, overtime pay, supplements, vacation and holiday pay, sick pay, disability pay and all other sums of money, stock options, stock appreciation rights or similar rights to which you are entitled from ACC through December 21, 1995, except as may be specifically set forth or provided for in this Agreement. This Agreement shall not operate to waive any benefits due to you as a result of retirement, the New York Workers' Compensation Law and the New York Unemployment Insurance Law. You will also be reimbursed for authorized expenses incurred before December 21, 1995.

     (e)  PAYMENT:
          --------

             All payments required by ACC shall be made on the eighth (8th) day (or first business day thereafter) after your execution and delivery of this Agreement.

2.   RETURN OF PROPERTY:
     -------------------

     Upon your receipt of the sums set forth in paragraph 1(a) above, you will return all property and materials which belong to ACC (whether or not such materials were prepared by ACC) and which are in your possession or over which you exercise any control, including, but not limited to all proprietary documents, data, records, computer hardware, computer software and documentation, notebooks, or other information pertaining to ACC's business and operations, and you agree not to keep copies thereof in any form. ACC will make available such non-confidential records and documents as you may reasonably request from time to time as may be necessary for you to file any tax returns, applications, or reports or to respond to any litigation in which you may be involved against third parties. Notwithstanding the foregoing, for the sum of $1.00 you may purchase from ACC your (i) personal computer equipment; (ii) Casio and software; and
     (iii) dictaphone.

3.   FUTURE CONDUCT:
     ---------------

     (a)  FUTURE CONDUCT:
          ---------------

     Except to the extent required by law, you agree that you will not, at any time after the date hereof, disclose to any person, corporation, partnership or other entity whatsoever any non-public business plans, procedures, pricing and marketing structure and strategies, programs, forms, confidential information, trade secrets or other data and information relating to ACC learned by you at any time during your employment with ACC.

     (b)  CONFIDENTIALITY:
          ----------------

     Except to the extent required by law, you understand and agree that as a condition of the payment and agreements described in this Agreement, the terms of this Agreement shall be kept confidential by you, except that you may disclose the terms of this Agreement to your spouse, attorney and/or accountant if he or she also agrees to keep this Agreement and its terms confidential.

     (c)  DISPARAGEMENT:
          --------------

     You and ACC agree to refrain from making any statements, whether verbal or written, which disparage you or ACC or any subsidiary or affiliate thereof, its employees, management, products, policies or services.

     (d)  RE-EMPLOYMENT:
          --------------

     You covenant and agree at any time after the date of this Agreement, not to apply for or otherwise seek employment with ACC or any wholly-owned subsidiary or affiliate thereof and do hereby waive any and all rights you may have to do so.

4.   MISCELLANEOUS:
     --------------

     (a) Notwithstanding the release provided in paragraphs 5(a) and (b) below, if either party breaches this Agreement, the other party retains all rights or remedies provided in law or in equity by reason of said breach.

     (b) You acknowledge that this is our entire agreement and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto, including any rights of the parties under the Employment Continuation Incentive Agreement in effect on the date of your termination, but does not supersede the agreements between you and ACC concerning indemnification. You further acknowledge that the headings in this Agreement are for convenience only and have no bearing on the meaning of this Agreement.

     (c) This Agreement shall not in any way be construed as an admission by ACC that it or its officers, directors, employees or advisors have acted wrongfully with respect to you or that you have any rights whatsoever against ACC, its officers, directors employees, or advisors. Similarly, this Agreement shall not in any way be construed as an admission by you of any wrongdoing.

        (d) You have consulted with the law firm of Sullivan & Cromwell, New York, New York, regarding this Agreement before signing it.

        (e) You have carefully read and fully understand all the terms of this Agreement and are freely and voluntarily entering into this Agreement without coercion. In addition, you have been given a draft of this Agreement and will have at least twenty-one (21) days to consider its terms although you may sign it at any time during the 21 day period. You have carefully considered the terms set forth in this Agreement. You understand that this Agreement may be revoked by you within seven (7) days of its execution by you and that this Agreement shall not become effective or enforceable until this revocation period has passed.

5.      RELEASES:
        ---------

        (a) As a material inducement to ACC to enter into this Agreement and in consideration for the above, you agree to forever release, acquit, covenant not to sue and discharge ACC, and its subsidiaries, affiliates, employees, officers, representatives, attorneys, directors and shareholders and their predecessors, successors and assigns from and against any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected and all claims for attorney's fees, costs, disbursements, and expert witness fees which you now have, own or hold or claim to have, own or hold or which you owned or claimed to have owned or held, including, but not limited to those relating to or arising out of:

            (1)  your employment with ACC;

            (2)  your termination of employment with ACC;

            (3) claims relating to wages, payments and benefits except as excluded herein;

            (4) the New York Labor Law, the New York State Human Rights Law, the New York State Lawful Activities Act (section 201-d of the New York Labor Law), Section 740 of the New York Labor Law ("Whistleblower Statute"), Title VII of the Civil Rights Act of 1964, Title IX of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the Age Discrimination in Employment Act of 1967, as amended, the Older Workers Benefit Protection Act of 1990, the Rehabilitation Act of 1973, the Fair Labor Standards Act, the Occupational Safety and
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                                     - 6 -

               Health Act, the Americans with Disabilities Act, Federal Executive Order 11246 and all amendments thereto, the Family and Medical Leave Act, New York Civil Rights Law (S)(S) 70-a, and all regulations pertaining to all such laws;

           (5) any other federal, state or local law, rule or regulation; and

           (6) all tort claims and all claims of wrongful or unjust termination, defamation, prima facie tort, breach of or interference with contract, promissory estoppel, intentional infliction of emotional distress or breach of any express or implied covenant of good faith and fair dealings.

You agree that ACC shall not have any obligation to you other than as set forth in this Agreement or as set forth in any employee benefit plan in which you are a participant for any other monies or benefits including, but not limited to, salary, benefits, bonus, or vacation or any obligation set forth in any agreement of employment or other agreement with ACC, whether such agreement shall be express or implied. Provided, however, that this release shall not affect or diminish your rights, as a matter of law or contract, to indemnification from ACC.

        (b) As a material inducement to you to enter into this Agreement and in consideration for the above, ACC and its subsidiaries and affiliates agree to forever release, acquit, covenant not to sue and discharge you, and your predecessors, successors and assigns from and against any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected and all claims for attorney's fees, costs, disbursements, and expert witness fees which ACC now has, owns or holds or claims to have, own or hold or which ACC owned or claimed to have owned or held, including, but not limited to those relating to or arising out of:

            (1)  your employment with ACC;

            (2)  your termination of employment with ACC;

            (3) claims relating to wages, payments and benefits except as excluded herein;

            (4) the New York Labor Law, the New York State Human Rights Law, the New York State Lawful Activities Act (section 201-d of the New York Labor Law), Section 740 of the New York Labor Law ("Whistleblower Statute"), Title VII of the Civil Rights Act of 1964, Title IX of the

               Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Employee Retirement Income Security Act of 1974, the Age Discrimination in Employment Act of 1967, as amended, the Older Workers Benefit Protection Act of 1990, the Rehabilitation Act of 1973, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Americans with Disabilities Act, Federal Executive Order 11246 and all amendments thereto, the Family and Medical Leave Act, New York Civil Rights Law (S)(S) 70-a, and all regulations pertaining to all such laws;

           (5) any other federal, state or local law, rule or regulation; and

           (6) all tort claims and all claims of wrongful or unjust termination, defamation, prima facie tort, breach of or interference with contract, promissory estoppel, intentional infliction of emotional distress or breach of any express or implied covenant of good faith and fair dealings.

6.      ERISA CONTINGENCIES/COMPLIANCE:
        -------------------------------

        (a) Nothing herein contained, and no action taken pursuant to this Agreement by either party hereto, shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between ACC and you or any other employee except as provided below.

        (b) In the event that this Agreement is deemed to be a welfare benefit plan under the Employee Retirement Income Security Act of 1974 ("ERISA"), then:

             (1) ACC is hereby designated as the named fiduciary under the
                 Agreement. The named fiduciary shall have authority to control and manage the operation and administration of the Agreement, and it shall be responsible for establishing and carrying out any funding policy and method consistent with the objectives of the Agreement;

             (2) ACC shall make all determinations as to eligibility rights and benefits under the Agreement as to any individual other than you. Any decision by ACC denying a claim by an employee for benefits under the Agreement shall be stated in writing and delivered or mailed to such employee. Such decision shall set forth the specific reasons for the denial, written to the best of ACC's ability in a manner that may be understood without legal counsel. In addition, ACC shall afford a reasonable opportunity to such employee for a full and fair review of the decision denying such claims;

             (3) Subject to the foregoing, ACC shall have full power and authority to interpret, construe and administer the Agreement as it may apply to individuals other than you. The interpretation and construction of the Agreement by ACC, and any action taken under it, shall be binding and conclusive upon all parties in interest other than you. No officer, director, or employee of ACC shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of the Agreement with respect to individuals other than you, so long as such action or omission to act is made in good faith.

             (4) All parties to the Agreement or claiming any interest under the
                 Agreement other than you shall be bound by such amendments or termination.

             (5) Provided that no interpretation, amendment or termination of this Agreement shall reduce or affect in any way your rights hereunder, ACC shall have the right to terminate any plan created by this Agreement at any time as it may apply to anyone other than you.

        Please review this Agreement carefully. Please consult with your attorney, if you wish. We would like it returned to us signed by no later than the 22nd day after it is provided to you. If you do not return it to us, signed, by that date, we shall assume that you have elected not to accept the terms and conditions of this Agreement.

        Your signature below indicates your acceptance of this Agreement and shall cause this Agreement to be binding upon you, your heirs, representatives and assigns. Your signature shall also signify that you have read and understood the Agreement, have reviewed it with your attorney or have elected not to do so.

                                       Very truly yours,

                                       ACC Corp.


                                       By:   /s/ David K. Laniak
                                           ------------------------


Accepted and Agreed to on this
29th day of December, 1995.


/s/  Francis D.R. Coleman
------------------------------
Francis D.R. Coleman

                                 Schedule "A"
                                 ------------

The following schedule sets forth those options that currently are unvested but that, as of the effective date of this Agreement, will be vested:

                       1996 Stock Option Vesting Schedule
                       ----------------------------------

Shares Granted        Grant Date  Grant Price  96 Vesting

     12,300             01/03/95        14.75       3,075
      7,500             06/03/92      10.9167       1,875
      7,500             11/30/92        18.75       1,875
     25,000             08/11/94        14.75       6,250
                                                   ------
                                                   13,075

                                               97 Vesting
     12,300             01/03/95        14.75       3,075
                                                   ------
                                                   16,150